Exhibit 99.1


                         EMPLOYMENT SEPARATION AGREEMENT

     This Employment Separation Agreement (hereafter "Agreement") is entered into by and between Tom Atchison ("Atchison") and INNOVEX, INC. ("INNOVEX"). INNOVEX provided Atchison with this Agreement on November 28, 2007.

                                R E C I T A L S:

     WHEREAS, INNOVEX entered into an at-will Employment Agreement effective September 1, 2004, with Atchison; and

     WHEREAS, Atchison is currently employed by INNOVEX as the Vice President and General Manager, Thailand; and

     WHEREAS, INNOVEX and Atchison desire to terminate the Employment Agreement and end the employment relationship by mutual agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are specifically acknowledged by INNOVEX and Atchison, the Parties (INNOVEX and Atchison) knowingly and voluntarily agree as follows:

                              A G R E E M E N T S:

     1. The Parties' Agreements.

          (a)  Separation  of  Employment.   Atchison  and  INNOVEX  agree  that
     Atchison's last day of employment with INNOVEX is December 31, 2007 ("Separation Date").

          (b) Nondisparagement. Atchison and INNOVEX agree not to intentionally make or induce any other person to make disparaging statements of any kind, oral or written, regarding the other, to any person or organization whatsoever, including but not limited to representatives of local, state, or federal agencies, members of the press or media, present and former employees of INNOVEX, payers or patrons of services provided by INNOVEX, or members of the public. The Parties agree that as to INNOVEX's obligations, this provision shall apply only to the entity and its officers and directors.

          (c) Nonadmission. Atchison and INNOVEX agree that this Agreement is intended to bring about a resolution of all claims and potential claims between them and that nothing in this Agreement is to be construed as an admission by Atchison or INNOVEX of any liability or unlawful conduct whatsoever. INNOVEX specifically denies any liability or unlawful conduct towards Atchison.

     2. Atchison's Agreements. In consideration of the terms of this Agreement, the severance and benefits described below, and other good and valuable consideration described herein, Atchison agrees as follows:

          (a) Receipt of All Compensation Due. Atchison agrees that he is not owed any payments or benefits related to his employment with INNOVEX, or the termination thereof, except as provided for and agreed to in this Agreement.

          (b) Release of Claims. Atchison agrees to release, agrees not to sue, and forever discharges INNOVEX, its present and former parent or holding companies and affiliated entities, shareholders, officers, directors, employees, representatives, consultants, insurers and agents, and the successors and assigns of each, whether in their individual or official capacities (collectively, "Releasees"), for and from any and all manner of claims, demands, actions, causes of action, administrative claims, liability, damages, claims for punitive or liquidated damages, claims for attorney's fees, costs and disbursements, individual or class action claims, or demands of any kind whatsoever, he has or might have against them or any of them, whether known or unknown, in law or equity, contract or tort, arising out of or in connection with his employment with INNOVEX, or the termination of that employment, or otherwise, however originating or existing, from the beginning of time through the date of his signing this Agreement.

          Atchison releases and discharges Releasees not only from any and all claims that he could bring on his own behalf, but also those that may or could be brought by any other person or organization on his behalf, and agrees not to voluntarily become a member of any class or to voluntarily participate in any proceeding or case in which a claim or claims against Releasees arise, in whole or in part, from any event that occurred before or as of the date of signing this Agreement.

          Without limiting the generality of the foregoing, this release includes, but is not limited to, any claims Atchison may have for wages, bonuses, incentive compensation, commissions, penalties, deferred compensation, vacation pay, sick pay, separation benefits or termination pay under Section 3 of the Employment Agreement, defamation, invasion of privacy, negligence, emotional distress, improper discharge (based on contract, common law, or statute, including any federal, state or local statute or ordinance prohibiting discrimination or retaliation in employment), alleged violation of the United States Constitution, the Minnesota Constitution, the Minnesota Human Rights Act, Title VII of the Civil Rights Act, 42 U.S.C. ss. 2000 et seq., the Age Discrimination and Employment Act, 29 U.S.C. ss. 621 et seq.,the Americans with Disabilities Act, 42 U.S.C. ss.12101 et seq., the Employment Retirement Income Security Act of 1976, 29 U.S.C. ss. 1001 et seq., and any claim for discrimination, harassment or retaliation based on sex, race, color, creed, religion, age, national origin, or any other protected status under state, federal or local law.

          Atchison affirms that he has not caused or permitted, and to the full extent permitted by law will not cause or permit to be filed, any charge, complaint, or action of any nature or type against Releasees, including but not limited to any action or proceeding raising claims arising in tort or contract, or any claims arising under federal, state, or local laws, or with any state or federal agencies. If he files, or has filed on his behalf, an action of any nature, he agrees that the payments and benefits described in this Agreement are in complete satisfaction of any and all claims in connection with such action.

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

          (c) Notice of Rights Pursuant to the Federal Age Discrimination in Employment Act and the Minnesota Human Rights Act. Atchison acknowledges and agrees that he has the right to consult with an attorney of his choice prior to signing this Agreement. Atchison also acknowledges and agrees he has twenty-one (21) calendar days from receipt of this Agreement to consider whether the terms are acceptable to him; and if he does not use the entire twenty-one (21) calendar days to consider whether to sign this Agreement, he is waiving any remaining days.

          (d) Rescission. Atchison acknowledges and agrees that he may rescind this Agreement within seven (7) calendar days of his signing to bring claims arising under the Federal Age Discrimination in Employment Act and within fifteen (15) calendar days of his signing to bring claims under the Minnesota Human Rights Act. He understands his rescission must (i) be in writing; (ii) delivered by hand or mail to William P. Murnane, Chairman and CEO, INNOVEX INC., 3033 Campus Drive, Suite E180, Plymouth, MN 55441, within the requisite seven (7) day or fifteen (15) day period; and (iii) if delivered by mail, must be postmarked within the statutory period, properly addressed to William P. Murnane, and sent by certified mail, return receipt requested. If he rescinds this Agreement, he will not receive the severance and benefits set forth in paragraph 3 of this Agreement. This Agreement will be effective following the fifteen (15) day rescission period, provided that Atchison does not rescind the Agreement within such period.

          (e) Return of Property. Atchison acknowledges and agrees that all documents and materials relating to the business of or the services provided by INNOVEX are the sole property of INNOVEX. By signing this Agreement, Atchison further agrees and represents that he has returned to INNOVEX on his last day of employment all of its property, including but not limited to, all computer equipment, keys and security access cards, all records and other documents and materials, whether on computer disc, hard drive or other form, and all copies thereof, within his possession or control, which in any manner relate to the business of, or the duties and services Atchison performed on behalf of INNOVEX.

          (f) Obligations Survive Termination of Employment. Atchison agrees that any and all of his obligations under Sections 5, 6, and 7 of the Employment Agreement (regarding Confidential Information, Inventions and Covenants Not to Compete (including Non-Solicitation of Business and Employees) survive the termination of his employment, and the remedies to enforce those provisions under the Employment Agreement remain in full force and effect after his last day of employment.

     3. INNOVEX Agreements. In consideration of the terms of this Agreement, the Release of Claims and covenants described above and other good and valuable consideration described herein, provided that Atchison executes and does not rescind this Agreement and complies with his continuing obligations under the Employment Agreement that survive termination of employment, INNOVEX agrees as follows:

          (a) Severance. INNOVEX will pay to Atchison the sum of fifty-one thousand five hundred dollars ($51,500) equal to three months base salary (not including any incentive pay or bonuses) and subject to applicable state and federal tax withholding in a single lump sum payment which will be paid, provided that Atchison does not rescind this Agreement pursuant to paragraph 2(d) of this Agreement, following the fifteen (15) day period referred to in said paragraph 2(d).

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

          (b) Health and Dental. Atchison will continue to receive health and dental benefits through the end of the month following the Separation Date and thereafter, shall have the right to continue group health, dental, and life insurance coverage pursuant to applicable federal and state group continuation laws, provided Atchison makes appropriate, timely, written elections, qualifies under the plans, and is not covered under any such other plans. Information regarding these rights will be delivered to Atchison under separate correspondence.

          (c) Vacation Accrual. Atchison will receive his final paycheck, payment of any and all accrued, unused vacation as of the Separation Date.

          (d) Stock Options. If Atchison holds vested but unexercised options in Innovex stock, Atchison is advised, that he has a limited period of time in which to exercise those stock options. Atchison should refer to the Incentive Stock Option Agreement for directions as to his rights and responsibilities with respect to the exercising of such stock options. Any stock options which are not fully vested as of the date of the Separation Date shall remain unvested.

     4. Acknowledgments. The Parties acknowledge and agree that they have carefully read and understand all provisions of this Agreement and have entered into this Agreement knowingly and voluntarily.

     5. No Other Representations. The Parties acknowledge and agree that they have not relied on any representations or statements made by the other, whether oral or written, other than the express statements of this Agreement, in executing this Agreement. The Parties acknowledge and agree that they have not, and their agent or attorney has not, made any promise, representation, or warranty whatsoever, express or implied, not contained in this Agreement to induce the other to execute this Agreement. This Agreement is the result of negotiation and compromise among the Parties and shall not be interpreted against INNOVEX for originally drafting this Agreement.

     6. Counterparts. This Agreement may be executed in counterparts.

     7. Assignment. Atchison may not assign this Agreement. It is understood and agreed that this Agreement shall be binding upon and inure to the benefit of the respective Parties and their heirs, representatives, successors, assigns.

     8. Taxes. Atchison agrees to hold INNOVEX harmless and agrees to indemnify INNOVEX for any taxes, interest, penalties or other costs or damages incurred by INNOVEX, including attorneys' fees and court costs arising out of or in connection with any dispute, claim or cause of action concerning state, federal or local payroll taxes, however originating or existing, from the payments and benefits provided to Atchison in connection with his separation of employment.

     9. Governing Law. It is understood and agreed that this Agreement shall be governed by, construed, and enforced in accordance with and subject to the laws of the State of Minnesota. It is also understood that if a court of competent jurisdiction shall declare any of the terms and conditions of this Agreement to be unenforceable, then the remaining provisions not declared by such tribunal to be unenforceable shall remain in full force and effect.

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

     10. Full Agreement with Release of Claims. This Agreement contains the full agreement of the Parties and supersedes and terminates any and all oral and written prior agreements, negotiations, and understandings between the Parties regarding separation from employment. Notwithstanding the foregoing, as indicated previously, those obligations under the Employment Agreement which survive separation from employment shall remain in full force and effect. This Agreement may not be modified, altered, or changed in any way, except by written agreement executed by the Parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as set forth below.


Date: November 28, 2007                                   INNOVEX INC.

                                                          /s/ William P. Murnane
                                                          ----------------------
                                                          By: William P. Murnane
                                                          Its: Chairman and CEO


I have read and understand and agree to the terms and conditions set forth, and have signed this Agreement freely, voluntarily, and with full knowledge and understanding of its meaning.


Date: December 6, 2007                                    /s/ E. Thomas Atchison
                                                          ----------------------
                                                          E. Thomas Atchison


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